Exhibit 10.2

Notice of Renewal

April 26, 2012

Ventas Realty, Limited Partnership

c/o Ventas, Inc.

10350 Ormsby Park Place, Suite 300

Louisville, Kentucky 40223

Attention: Lease Administration

Ventas Realty, Limited Partnership

c/o Ventas, Inc.

10350 Ormsby Park Place, Suite 300

Louisville, Kentucky 40223

Attention: General Counsel

Re:    Second Amended and Restated Master Lease Agreement No. 2 – Notice of Renewal

Ladies and Gentlemen:

Kindred Healthcare, Inc., a Delaware corporation formerly known as Vencor, Inc. (“Kindred”), and Kindred Healthcare Operating, Inc., a Delaware corporation formerly known as Vencor Operating, Inc. (“Operator”; and together with Kindred and permitted successors and assigns of Operator and Kindred, “Tenant”) hereby give this renewal notice effective as of the date hereof to Ventas Realty, Limited Partnership, a Delaware limited partnership (together with its successors and assigns, “Lessor”) of their exercise of the five-year renewal option for Renewal Group 1, as more particularly set forth on Schedule A attached hereto, pursuant to Section 19.1 of that certain Second Amended and Restated Master Lease Agreement No. 2 (the “Master Lease”) by and between Lessor and Tenant dated as of April 27, 2007.

Tenant expressly reserves its right to deliver one or more additional renewal notices in accordance with Section 19.1 of the Master Lease or other master lease agreements currently in effect between Lessor and Tenant.

If you have any questions or concerns, please feel free to contact the undersigned at (502) 596-7556.

Sincerely,

KINDRED HEALTHCARE, INC.

By:	/s/ Gregory C. Miller
Name: Gregory C. Miller
Title: Chief Development Officer

KINDRED HEALTHCARE OPERATING, INC.

By:	/s/ Gregory C. Miller
Name: Gregory C. Miller
Title: Chief Development Officer

Second Amended and Restated Master Lease

Agreement No. 2 — Notice of Renewal

Schedule A

Facility ID	Name	City	State	Lease Expiration Date	Renewal Group
222	Nampa Care Center	Nampa	ID	April 30, 2013	1
513	Hallmark Nursing & Rehab Center	New Bedford	MA	April 30, 2013	1
592	Greenbriar Terrace Healthcare	Nashua	NH	April 30, 2013	1
842	Bay Pointe Medical & Rehab Center	Virginia Beach	VA	April 30, 2013	1
4612	Kindred Hospital Kansas City	Kansas City	MO	April 30, 2013	1
4615	Kindred Hospital Sycamore	Sycamore	IL	April 30, 2013	1
4807	Kindred Hospital Ontario	Ontario	CA	April 30, 2013	1